Schedule of Notes and Amounts Receivable for Equity Issued (Details)	Mar. 31, 2022 USD ($)
Notes And Amounts Receivable For Equity Issued
Notes receivable	$ 1,158,832
Amounts receivable	34,809	[1]
Notes and Amounts Receivable for Equity Issued	$ 1,193,641

[1]	Consists of receivables for the exercise of warrants and options at various exercise prices during the year ended December 31, 2021. The receivables are unsecured, non-interest-bearing and due on demand.